UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 26, 2004

                                -----------------

                             Digital Recorders, Inc.

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             (Exact Name of Registrant as Specified in Its Charter)


          North Carolina                   1-13408               56-1362926
 (State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
          Incorporation)                                     Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992



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Item 9.  Regulation FD Disclosure

On May 26, 2004, Digital Recorders, Inc. (the "Company") announced in a press release that its shareholders approved the two proposals put forth for vote at its Annual Meeting of Shareholders, which was held on May 26 at the Radisson Governor's Inn in Research Triangle Park, N.C. Shareholders cast their votes in favor to: (1) elect four Class Three directors to serve until the 2007 Annual Meeting of Shareholders; and (2) amend the Digital Recorders, Inc. 2003 Stock Option Plan to increase by 200,000 the number of shares that may be issued pursuant to awards granted under that Plan. The Company also announced that during the event, David L. Turney, DRI's Chairman, Chief Executive Officer and President, reviewed and discussed the Company's fiscal year 2003 results with shareholders. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DIGITAL RECORDERS, INC.

Date: May 26, 2004       By:    /s/ DAVID L. TURNEY
                                ------------------------------------------------
                                David L. Turney
                                Chairman, Chief Executive Officer and President